UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report: May 17, 2017
(date of earliest event reported)

GGP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip code)

(312) 960-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2017, GGP Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at which 783,710,294 shares of its common stock were represented. During the Annual Meeting, our stockholders were asked to consider and vote upon the proposals described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on April 3, 2017. The final voting results for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 – Election of Directors
All nine of the nominees for directors were elected to serve for a term which expires at our 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the votes set forth below.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard B. Clark	718,735,364	47,205,205	3,875,310	13,894,415
Mary Lou Fiala	760,026,038	9,187,543	602,298	13,894,415
J. Bruce Flatt	727,437,562	38,556,994	3,821,323	13,894,415
Janice R. Fukakusa	767,841,917	1,297,922	676,040	13,894,415
John K. Haley	763,366,393	5,848,325	601,161	13,894,415
Daniel B. Hurwitz	764,535,380	4,679,240	601,259	13,894,415
Brian W. Kingston	760,557,815	5,437,557	3,820,507	13,894,415
Christina M. Lofgren	767,909,741	1,295,791	610,347	13,894,415
Sandeep Mathrani	762,394,049	6,740,066	681,764	13,894,415

Proposal 2 – Frequency of Periodic Advisory Votes on Executive Compensation
The following votes were cast on the frequency of future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
698,176,424	208,541	70,787,144	643,770	13,894,415

Proposal 3 – Advisory Vote on Executive Compensation
The stockholders approved, on an advisory basis, the compensation of our named executive directors, by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
734,047,840	27,542,500	8,225,539	13,894,415

Proposal 4 – Ratification of the Selection of Independent Registered Public Accounting Firm
The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by the stockholders, by the votes set forth below.

Votes For	Votes Against	Abstentions
776,443,083	6,711,923	555,288

Proposal 5 – Amendment to Certificate of Incorporation
The stockholders approved the amendment to the Certificate of Incorporation to remove the “for cause” requirement for shareholder removal of a director, by the votes set forth below. A copy of the Second Amended and Restated Certificate of Incorporation is being furnished as Exhibit 3.1 to this report.

Votes For	Votes Against	Abstentions
781,451,081	1,382,102	877,111

Proposal 6 – Stockholder Proposal on Proxy Access
The stockholders approved the stockholder proposal on proxy access, by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
423,259,489	342,497,321	4,059,069	13,894,415

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GGP INC.

	By:	/s/ Stacie L. Herron
Date: May 18, 2017		Stacie L. Herron
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation